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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 16, 2003
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




                   Delaware                                    1-8606                                23-2259884
(State or other jurisdiction of incorporation)         (Commission File Number)         (I.R.S. Employer Identification No.)



1095 Avenue of the Americas,
New York, New York                                                                                10036
(Address of principal executive offices)                                                        (Zip Code)

       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

        12       Computation of Ratio of Earnings to Fixed Charges



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 Verizon Communications Inc.
                                            ------------------------------------
                                                       (Registrant)

Date:     January 16, 2003                          /s/ John F. Killian
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                                                      John F. Killian
                                            Senior Vice President and Controller

                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------
12           Computation of Ratio of Earnings to Fixed Charges